Exhibit 99.3

This Statement on Form 4 is filed by Apollo Investment Fund III, L.P., Apollo
Overseas Partners III, L.P., Apollo (U.K.) Partners III, L.P., Apollo Investment
Fund IV, L.P., Apollo Overseas Partners IV, L.P., Apollo/AW LLC, Apollo Advisors
II, L.P., Apollo Management, L.P., Apollo Advisors IV, L.P. and Apollo
Management IV, L.P. The principal business address of each of the Reporting
Persons is Two Manhattanville Road, Purchase, New York 10577.

Name of Designated Filer:  Apollo Management IV, L.P.
Date of Event Requiring Statement:  December 18, 2003

Issuer Name and Ticker or Trading Symbol:  Allied Waste Industries, Inc. (AW)

Date: December 22, 2003         APOLLO INVESTMENT FUND III, L.P.

                                By:    APOLLO ADVISORS II, L.P.
                                       Its General Partner

                                       By:   APOLLO CAPITAL MANAGEMENT II, INC.
                                             Its General Partner

                                             By:    /s/ Michael D. Weiner
                                                    ----------------------------
                                                    Michael D. Weiner
                                                    Vice President

Date: December 22, 2003         APOLLO OVERSEAS PARTNERS III, L.P.

                                By:    APOLLO ADVISORS II, L.P.
                                       Its General Partner

                                       By:   APOLLO CAPITAL MANAGEMENT II, INC.
                                             Its General Partner

                                             By:    /s/ Michael D. Weiner
                                                    ----------------------------
                                                    Michael D. Weiner
                                                    Vice President

Date: December 22, 2003         APOLLO (UK) PARTNERS III, L.P.

                                By:    APOLLO ADVISORS II, L.P.
                                       Its General Partner

                                       By:   APOLLO CAPITAL MANAGEMENT II, INC.
                                             Its General Partner

                                             By:    /s/ Michael D. Weiner
                                                    ----------------------------
                                                    Michael D. Weiner
                                                    Vice President

Date: December 22, 2003         APOLLO ADVISORS II, L.P.

                                By:    APOLLO CAPITAL MANAGEMENT II, INC.
                                       Its General Partner

                                             By:    /s/ Michael D. Weiner
                                                    ----------------------------
                                                    Michael D. Weiner
                                                    Vice President

Date: December 22, 2003         APOLLO MANAGEMENT, L.P.

                                By:    AIF III MANAGEMENT, INC.
                                       Its General Partner

                                             By:    /s/ Michael D. Weiner
                                                    ----------------------------
                                                    Michael D. Weiner
                                                    Vice President

Date: December 22, 2003         APOLLO INVESTMENT FUND IV, L.P.

                                By:    APOLLO ADVISORS IV, L.P.
                                       Its General Partner

                                       By:   APOLLO CAPITAL MANAGEMENT IV, INC.
                                             Its General Partner

                                             By:    /s/ Michael D. Weiner
                                                    ----------------------------
                                                    Michael D. Weiner
                                                    Vice President

Date: December 22, 2003         APOLLO OVERSEAS PARTNERS IV, L.P.

                                By:    APOLLO ADVISORS IV, L.P.
                                       Its General Partner

                                       By:   APOLLO CAPITAL MANAGEMENT IV, INC.
                                             Its General Partner

                                             By:    /s/ Michael D. Weiner
                                                    ----------------------------
                                                    Michael D. Weiner
                                                    Vice President

Date: December 22, 2003         APOLLO ADVISORS IV, L.P.

                                By:    APOLLO CAPITAL MANAGEMENT IV, INC.
                                       Its General Partner

                                       By:   /s/ Michael D. Weiner
                                             -----------------------------------
                                             Michael D. Weiner
                                             Vice President

Date: December 22, 2003         APOLLO MANAGEMENT IV, L.P.

                                By:    AIF IV MANAGEMENT, INC.
                                       Its General Partner

                                       By:   /s/ Michael D. Weiner
                                             -----------------------------------
                                             Michael D. Weiner
                                             Vice President

Date: December 22, 2003         APOLLO/AW LLC

                                By:    APOLLO MANAGEMENT IV, L.P.
                                       Its Manager

                                       By:   AIF IV MANAGEMENT, INC.
                                             Its General Partner

                                             By:    /s/ Michael D. Weiner
                                                    ----------------------------
                                                    Michael D. Weiner
                                                    Vice President